SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                 62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
       Incorporation)                                        Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

     On May 3, 2005, CBL & Associates Properties, Inc. (the "Company") reported its results for the first quarter ended March 31, 2005. The Company's earnings release for the first quarter ended March 31, 2005 is attached as Exhibit 99.1. On May 4, 2005, the Company held a conference call to discuss the first quarter results. The transcript of the conference call is attached as Exhibit 99.2. The Company has posted to its website certain supplemental financial and operating information for the three months ended March 31, 2005, which is attached as
Exhibit 99.3.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits



Exhibit
Number                          Description

99.1    Earnings Release - First Quarter Ended March 31, 2005

99.2    Investor Conference Call Script - First Quarter Ended March 31, 2005

99.3 Supplemental Financial and Operating Information - For the Three Months Ended March 31, 2005

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ John N. Foy
                                        -------------------------------------
                                                   John N. Foy
                                                  Vice Chairman,
                                        Chief Financial Officer and Treasurer
                                        (Authorized Officer of the Registrant,
                                          Principal Financial Officer and
                                           Principal Accounting Officer)


Date: May 4, 2005